UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2026

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on March 2, 2026, Charles & Colvard, Ltd., a North Carolina corporation (the “Company”), filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the Eastern District of North Carolina (the “Bankruptcy Court”), and commenced a Chapter 11 case for the Company (the “Chapter 11 Case”). The case is styled as In re Charles & Colvard, Ltd.

Item 1.01	Entry into a Material Definitive Agreement.

On March 24, 2026, the Company obtained an interim order of the Bankruptcy Court authorizing the Company to obtain post-petition financing in the form of a senior secured superpriority debtor-in-possession credit facility (the “DIP Facility”) consisting of a multiple-draw term loan facility in the aggregate maximum principal amount of up to $1 million, subject to and in accordance with the terms and conditions set forth in that certain Section 364 Financing Loan Agreement, dated as of March 24, 2026 (the “DIP Financing Agreement”), by and among the Company and Van Lang Jewelry LLC (the “DIP Lender”).

The proceeds of the DIP Facility may be used, subject to the terms and conditions of the DIP Financing Agreement, to fund and pay (a) operating expenses incurred by the Company; (b) necessary costs and expenses associated with the administration of the Chapter 11 Case; (c) if necessary, any required debt-service payments in the underlying bankruptcy proceeding of the Company; and (d) any applicable interest premiums, attorneys’ fees, costs, expenses, penalties, and other amounts owed on account of the DIP Financing Agreement, to the extent applicable.

Advances under the DIP Facility generally bear interest at a rate equal to 9% per annum. The Company will pay certain other agreed fees to the DIP Lender under the DIP Facility.

The DIP Facility contains usual and customary affirmative and negative covenants and events of default for transactions of this type.

The description of the DIP Financing Agreement set forth above is qualified in its entirety by reference to the full text of the DIP Financing Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein in its entirety by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the DIP Financing Agreement is incorporated herein by reference.

Cautionary Note Regarding the Chapter 11 Case

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s common stock in the Chapter 11 Case. The Company expects that holders of the Company’s common stock may experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements typically can be identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently. All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, the Company’s actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of Chapter 11; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company’s restructuring process, on the Company’s liquidity (including the availability of operating capital during the pendency of Chapter 11); the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; objections to the Company’s restructuring process or other pleadings filed that could protract Chapter 11; risks associated with the Company’s proposed restructuring plan; risks associated with third-party motions in Chapter 11; Bankruptcy Court rulings in the Chapter 11 process and the outcome of Chapter 11 in general; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; in addition to the other risks and uncertainties described in more detail in the Company’s filings with the U.S. Securities and Exchange Commission. Furthermore, such forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Section 364 Financing Loan Agreement, dated as of March 24, 2026, by and between the Company and Van Lang Jewelry.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

April 6, 2026	By	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer